Cowen & Company 33 rd Annual Aerospace & Defense Conference February 7, 2012 Mark Aslett President & CEO Kevin Bisson SVP & CFO © 2012 Mercury Computer Systems, Inc. Exhibit 99.1

Forward-Looking Safe Harbor Statement
© 2012 Mercury Computer Systems, Inc.

This presentation  contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2012 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,”
“plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “probable,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued
funding of defense programs, the timing of such funding, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and divestitures or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S.
Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The
Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA and free cash flow, which are non-GAAP financial measures.  Adjusted EBITDA excludes certain non-cash and other specified charges. Free cash flow is defined as cash flow from operating activities less capital expenditures.  In addition the use of a last twelve months (“LTM”) period is not in accordance with GAAP.  The LTM period presented is the mathematical addition of the results of the third and fourth quarters of fiscal 2011 and the first and second quarters of fiscal 2012.  The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA and free cash flow is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA and free cash flow financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Company’s most recent earnings release, which can be found on our website at www.mc.com/investor.

Introducing Mercury Computer Systems
•
MRCY on NASDAQ
•
Real-time digital image,
signal and sensor processing
•
Commercial-item company
unique business model
•
Focused on DoD priorities
•
Deployed on ~300 programs
with 25+ Primes
•
$229M FY11 revenues;
18% Adj. EBITDA margin;
730+ employees
•
LTM Defense revenue ~87%;
61% growth (13% CAGR)
FY07–FY11
Best-of-breed provider of open, commercially developed
application ready and multi-INT subsystems for the ISR market
© 2012 Mercury Computer Systems, Inc.

•
FY12 Defense budget approved - $525B base spending
•
FY13 Defense budget request announced – $523B base spending
•
Budget Control Act reduced FYDP spend growth vs 2012 request
•
Budget Control Act Jan 2013 sequester on hold for now
•
New roles and missions will likely be manifested in FY13 budget
© 2012 Mercury Computer Systems, Inc.

Defense industry turning the page on a decade of war
Slower growth in defense spending anticipated over next 5 years

•
New DoD roles and missions announced
•
Smaller force structure to protect readiness
•
Increased investment in key areas e.g. ISR, EW
•
Build capacity and capability of international partners
•
Defense procurement reform also underway
•
2012 election year
5
… where there will be clear winners and losers
In the near term we believe the industry is entering
an 18 month transition period …
© 2012 Mercury Computer Systems, Inc.

© 2012 Mercury Computer Systems, Inc.
Mercury investment highlights
Pure-play C4ISR, EW and defense electronics company entrenched on a diverse mix of programs aligned with DoD priorities
Pure-play C4ISR, EW and defense electronics company entrenched on a diverse mix of programs aligned with DoD priorities
Best-of-breed provider of specialized sensor processing
subsystems to large defense Primes targeting platform upgrades
Best-of-breed provider of specialized sensor processing
subsystems to large defense Primes targeting platform upgrades
Increased ISR usage, shift to onboard processing and exploitation and evolving EW threats driving greater demand for Mercury solutions
Increased ISR usage, shift to onboard processing and exploitation and evolving EW threats driving greater demand for Mercury solutions
Well positioned to benefit from DoD procurement reform, which is driving increased outsourcing by the large defense Primes
Well positioned to benefit from DoD procurement reform, which is driving increased outsourcing by the large defense Primes
Well-defined strategy with a demonstrated track record of
double-digit defense revenue growth and improved profitability
Well-defined strategy with a demonstrated track record of
double-digit defense revenue growth and improved profitability
Successful transformation has positioned the business for strong organic growth augmented through strategic acquisitions
Successful transformation has positioned the business for strong organic growth augmented through strategic acquisitions
Leading Market
Position
Differentiated
Capabilities
Favorable Macro
Industry Trends
Unique Business
Model
Proven
Management
Team
Well Positioned
for Growth

Mercury has strategically positioned its business to grow
Growth strategy summary
1. Expand our capabilities and offerings along sensor chain
2. Expand market presence within defense electronics
3. Continue to grow our customer and program base
4. Capitalize on Prime outsourcing / supply chain consolidation
5. Acquire complementary companies
© 2012 Mercury Computer Systems, Inc.

Historically, Mercury focused on one element of sensor chain We are the leader in high-performance embedded computing RACE++ Boards From © 2012 Mercury Computer Systems, Inc. 8

We now view our market opportunity as providing end-to-end
open sensor processing subsystems – a much larger opportunity
We are systematically growing our capabilities, services and offerings along the sensor chain organically and by acquisition
Services and Systems Integration
To
RACE++ Boards
From
Open Sensor Processing Subsystems
© 2012 Mercury Computer Systems, Inc.

Mercury’s traditional market was narrowly defined
as airborne radar processing …
... limiting our growth potential within the C4ISR market
C4ISR
IMINT C4I RADAR EW EO/IR
$9,695M
25%
© 2012 Mercury Computer Systems, Inc.

C4ISR
$9,695M
25%
$6,755M
17%
$7,801M
20%
$10,737M
28%
Since then, we have systematically broadened our
addressable market within C4ISR …
Sensor, Program and Platform Agnostic
… by investing in new products and capabilities
© 2012 Mercury Computer Systems, Inc.

EW RADAR EO/IR C4I

RADAR EW EO/IR – C4I
BAMS
Global Hawk
BAMS
Global Hawk
SEWIP
SEWIP
AEGIS
AEGIS Ashore
AEGIS
AEGIS Ashore
Guardrail
Guardrail
Patriot
Patriot
Predator
Predator
Reaper
Gorgon Stare
Reaper
Gorgon Stare
F-16
F-16
JCREW 3.3
JCREW 3.3
ADAS
ADAS
Shadow
Shadow
Global Hawk
Global Hawk
F-35
F-35
F-35
F-35
F-16
F-16
We are deployed on 300+ programs with 25+ Primes
© 2012 Mercury Computer Systems, Inc.

FY13 program growth driver update
JCREW: Counter-IED
LRIP up to 1,350 systems beginning GFY13
Patriot: Missile Defense
Potential U.S. Army upgrades beginning in GFY13
Aegis: Ballistic Missile Defense
Well-defined upgrade provides foundational revenue
SEWIP: Naval Electronic Warfare
LRIP begins GFY13
Gorgon Stare: Wide-area airborne surveillance
Received $18M for Increment 2 development
© 2012 Mercury Computer Systems, Inc.

Primes reducing in-house engineering while
consolidating supply chain for subsystem
design & integration
RF component
/ assembly consolidation
Outsourcing could substantially increase our market
opportunity even with defense spending cuts
•
Reduce risk given firm-fixed
price contracts
•
Address high-fixed cost
operating model
•
Increase success rate on new
programs and production
recompetes
•
Develop differentiated, more
affordable solutions with fewer
internal R&D dollars
•
Compress upgrade
development and deployment
cycles
•
Consolidate supply base at
subsystem level
Mercury has strategically positioned its business to help
© 2012 Mercury Computer Systems, Inc.
14
Primes retaining platform system design & integration
Embedded
computing consolidation

We are developing capabilities organically and are
looking to supplement that through acquisitions
ACS and MFS Acquisition Target Areas
We view our market opportunity as providing end-to-end,
open sensor processing subsystems to the Primes
RF acquisition targets:
RF transmitters / receivers
Power amplifiers
Synthesizers
DRFM
Mission
Computing
and
Embedded
Security
Exploitation
and
Fusion
Tailored feeds
directly to field
forces or ECM
© 2012 Mercury Computer Systems, Inc.

Positioned for growth in a changing industry
•
Focused on the right defense market segments
•
Well positioned on key programs and platforms
•
Capabilities help address today’s and tomorrow’s threats
•
Business model aligned with defense procurement reform
•
Outsourcing partner to the Primes for sensor subsystems
•
Strong defense revenue growth and improved profitability
•
Pursuing complementary acquisitions to accelerate growth

© 2012 Mercury Computer Systems, Inc.

Financial Overview © 2012 Mercury Computer Systems, Inc.

Defense revenue growth accelerating
Defense: 13% CAGR FY07-11; 14% growth in FY11
Notes:
FY07-10 figures adjusted for discontinued operations.
© 2012 Mercury Computer Systems, Inc.
18
111
130
145
158
179
208
89
60
44
42
50
30
0
50
100
150
200
250
300
FY07 FY08 FY09 FY10 FY11 LTM
Revenue ($M)
Defense Commercial
201
190
189
200
229
238

Profitability restored and improving
FY07 figures are as reported in the Company’s fiscal 2007 form 10K and have not been restated for discontinued operations.
FY08 – FY11 figures are as reported in the Company’s fiscal 2011 form 10K.
FY10 Earnings per Share of $1.22 were positively influenced by $0.68 from the partial reversal of the valuation allowance against deferred tax assets and an effective FY10 tax rate benefit of approximately 5%.  Benefit calculation takes tax credit of $15.6M/23M shares.
FY11 and LTM EPS includes the impact of 5.6M additional shares from our follow-on public stock offering on February 16, 2011.
© 2012 Mercury Computer Systems, Inc.
19
(41)
(5)
8
17
25
30
($1.78)
($0.21)
$0.35
$1.22
$0.71
$0.73
-50
-40
-30
-20
-10
0
10
20
30
FY07 FY08 FY09 FY10 FY11 LTM
Operating Income $M Earnings per Share
Notes:

Adjusted EBITDA at pro forma target
FY08 figures are as reported in the Company’s fiscal 2010 Form 10K. FY09-11 figures are reported in the Company’s fiscal 2011 Form 10K.
Adjusted EBITDA excludes interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring expense, impairment of long-lived assets, acquisition and other related expenses, and stock-based compensation costs.
© 2012 Mercury Computer Systems, Inc.
20
23
23
30
41
49
12%
12%
15%
18%
21%
0
10
20
30
40
50
60
FY08 FY09 FY10 FY11 LTM
Adj. EBITDA ($M, %)
EBITDA Margin %
Notes:

Generating healthy free cash flow from operations
–
Engineering methods
–
Investments in DFM
–
Operational efficiencies
–
Reduced lead times
–
Improved cost of quality
–
Outsourced manufacturing
Note:
Free cash flow is defined as cash provided by operating activities less capital expenditures.
© 2012 Mercury Computer Systems, Inc.
21
(10)
14
11
16
31
29
(8)
(5)
(4)
(7)
(9) (9)
-30
-20
-10
0
10
20
30
40
FY07 FY08 FY09 FY10 FY11 LTM
Free Cash Flow ($M)
Operating cash flow Capital expenditures
(18)
9
7
8
23
20
Engineering and supply chain
transformation
Efficient working capital
platform supports growth

Balance sheet poised for investment
Zero short and long term debt
Other financing sources available:
$500M Shelf Registration
$35M Operating line of credit
(no drawdowns)
© 2012 Mercury Computer Systems, Inc.
22
74
12
94
25
163
(70)
105
0
20
40
60
80
100
120
140
160
180
200
Q4'10 Ending LNX Acq, Net Stock Offering,
Net
FY11 Free Cash
Flow & Other
Q4'11 Ending H1'12 Free Cash
Flow & Other
KOR Acq Q2'12 Ending
Cash and Marketable Securities ($M)
(30)

Performing at target business model
•
ACS : MFS LTM revenue split
94% : 6% respectively
•
High mix, low volume
•
R&D delivering significant
added value and returns
•
Increased  lower margin
engineering services and
systems integration
•
Services-led design wins lead
to long-term production
subsystem annuity revenues
(1) Other OPEX includes Amortization of Acquired Intangible Assets, Impairment of Goodwill and Long Lived Assets,
Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.
GAAP FY08 FY09 FY10 FY11 LTM
Target
Business
Model
Revenue 100% 100% 100% 100% 100% 100%
Gross
Margin
58% 56% 56% 57% 58% 54+%
SG&A and
Other OPEX(1)
37% 29% 27% 26% 26%
Low-mid
20’s
R&D 24% 22% 21% 19% 20% High Teens
Operating
Income
(3%) 4% 9% 11% 13% 12-13%
Adj. EBITDA 12% 12% 15% 18% 21% 17-18%
© 2012 Mercury Computer Systems, Inc.

H1 FY12 year over year comparison (GAAP)
GAAP H1 FY12 H1 FY11 Delta
Revenue ($M) 117 108 9%
Gross Margin
% Revenue
60.5% 57.9% 260 bps
Operating Expenses  ($M) 54 51 3
Operating Income ($M)
% Revenue
17
14.6%
12
10.9%
5
3.7 pts
Adj EBITDA 28 20 8
EPS (Continuing Operations) $0.39 $0.37 $0.02
Op Cash Flow ($M) 15 17 (2)
Bookings
Total Backlog ($M)
12-mo Backlog($M)
121
123
109
100
97
82
21%
27%
32%
Notes:
•
H1 FY12 tax rate 34%, H1 FY11 tax rate 30%
© 2012 Mercury Computer Systems, Inc.

Q3 FY12 guidance
Q3 FY11
Actual
Quarter Ending March 31, 2012
Low High
Revenue $60 $65 $68
GAAP EPS (Continuing) $0.20 $0.09 $0.11
Adj EBITDA $11.3 $9.1 $10.1
Note - Adj EBITDA Adjustments:
Net income (Continuing) 5.4 2.8 3.4
Interest (income) expense, net 0.0 0.0 0.0
Income tax (benefit) expense 2.0 1.4 1.8
Depreciation 1.7 2.2 2.2
Amortization of acquired intangible assets 0.7 1.3 1.3
Restructuring 0.0 0.0 0.0
Impairment of long-lived assets 0.0 0.0 0.0
Acquisition related cost 0.1 0.0 0.0
Fair value adjustments from purchase accounting 0.1 0.0 0.0
Stock-based compensation cost 1.3 1.4 1.4
Adj EBITDA $11.3 $9.1 $10.1
Fiscal 2011 and 2012 EPS includes the impact of 5.6M additional shares from our follow-on public stock offering on February 16, 2011.
Notes:
© 2012 Mercury Computer Systems, Inc.

FY12 financial guidance • Revenue growth of 10% • Gross margin approximating 55% • Adjusted EBITDA of 18% • GAAP EPS of $0.59 to $0.61 per share © 2012 Mercury Computer Systems, Inc. 26

Guidance: Strong performance track record
Q1 Q2 Q3 Q4
Reported Guidance Reported Guidance Reported Guidance Reported Guidance
2008
Revenue
($M)
49.2 48.0 52.6 51.0 56.5 53.0-55.0 55.2 53.0-56.0
EPS ($)
0.09 (0.08) 0.04 (0.05) 0.04 (0.04)-0.00 0.01 (0.05)-0.01
2009
Revenue
($M)
49.1 47.0-49.0 50.7 47.0-49.0 50.6 48.0-50.0 48.4 46.0-48.0
EPS ($)
0.07 (0.07)-(0.03) 0.03 (0.05)-0.00 0.20 0.05-0.09 0.13 0.05-0.08
2010
Revenue
($M)
47.4 43.0-45.0 45.2 40.0-42.0 43.6 41.0-43.0 63.6 58.0-60.0
EPS ($)
0.19 0.03-0.08 0.08 (0.08)-(0.04) 0.16 (0.15)-(0.11) 0.77 0.25-0.28
2011
Revenue
($M)
52.1 48.0-50.0 55.5 54.0-55.0 59.9 58.0-60.0 61.2 57.0-59.0
EPS ($)
0.16 0.03-0.06 0.22 0.10-0.12 0.20 0.16-0.18 0.14 0.11-0.13
2012
Revenue
($M)
49.1 54.0-56.0 68.0 67.0-69.0 65.0-68.0
EPS ($)
0.09 0.10-0.12 0.30 0.24-0.27 0.09-0.11
Non-GAAP
GAAP
© 2012 Mercury Computer Systems, Inc.

•
Strong bookings growth and rebuilding backlog
•
Defense revenue growth accelerating
•
Profitability restored and improving
•
Generating healthy free cash flows from operations
•
Scalable working capital platform
•
Strong balance sheet with no debt
•
Performing at target business model
Financial summary

© 2012 Mercury Computer Systems, Inc.

Appendix © 2012 Mercury Computer Systems, Inc.

Adjusted EBITDA reconciliation
Years Ended June 30,
(000'S) 2008 2009 2010 2011 LTM
Income (loss) from continuing operations $          (4,437) $             7,909 $          28,069 $          18,507 $          21,340
Interest expense (income), net (3,129) 492 (151) 45 9
Income tax expense (benefit) 3,710 109 (9,377) 8,060 10,429
Depreciation 7,372 5,640 5,147 6,364 7,144
Amortization of acquired intangible assets 5,146 2,414 1,710 1,984 2,856
Restructuring 4,454 1,712 231 — —
Impairment of long-lived assets 561 — 211 150 150
Acquisition costs and other related expenses — — — 412 723
Fair value adjustments from purchase accounting — — — (219) (241)
Stock-based compensation costs 8,848 4,582 4,016 5,580 6,509
Adjusted EBITDA $          22,525 $          22,858 $          29,856 $          40,883 $          48,919
© 2012 Mercury Computer Systems, Inc.

Free cash flow reconciliation
© 2012 Mercury Computer Systems, Inc.

Years Ended June 30
2007 2008 2009 2010 2011 LTM
Cash flows from operating activities
$      (10,313) $        13,726 $        11,199 $        15,708 $        31,474 $         29,268
Capital expenditures
(8,109) (4,625) (4,126) (7,334) (8,825) (8,798)
Free cash flow
$      (18,422) $          9,101 $          7,073 $          8,374 $        22,649 $         20,470